UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 30, 2021 (December 23, 2021)

MICT, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35850	27-0016420
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3, Montvale, New Jersey	07645
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, par value $0.001 per share	MICT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On December 23, 2020, MICT, Inc. (the “Company”) held its 2021 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders (i) elected four directors to serve as the Company’s directors on its board of directors (“Board”) until the 2022 annual meeting of stockholders or until their successors are duly elected and qualified, (ii) ratified the selection by the audit committee of the Board of Friedman LLP, (“Friedman”) to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021, (iii) approved an amendment to the 2020 Equity Incentive Plan of MICT Inc. to increase the total number of shares of common stock authorized to be issued pursuant to the plan from 16,000,000 shares to 20,000,000 shares, and (iv) approved an increase in the authorized shares of the Company’s common stock from 250,000,000 shares to 425,000,000 shares.

Set forth below are the final voting results for each of the proposals:

Proposal No. 1 – Election of directors

Darren Mercer, Robert Benton, John M. Scott, and Yehezkel (Chezy) Ofir were elected to serve as the directors of the Board. The voting results were as follows:

Name	For	Against	Withheld
Darren Mercer	54,660,468	0	1,167,916
Robert Benton	54,886,586	0	941,798
John M. Scott	53,898,944	0	1,929,440
Yehezkel (Chezy) Ofir	53,289,083	0	2,539,301

Broker Non-Votes: 15,476,891

Proposal No. 2 – Ratification of independent registered public accounting firm

The stockholders ratified the selection of Friedman to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2021. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
69,892,137	1,116,650	296,488	0

Proposal No. 3 – 2020 equity incentive plan authorized share increase

The stockholders approved an amendment to the 2020 Equity Incentive Plan of MICT Inc. to increase the shares of the common stock authorized to be issued pursuant to the plan from 16,000,000 shares to 20,000,000 shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
47,547,600	7,856,492	424,292	15,476,891

Proposal No. 4 – Increase in authorized shares of the Company’s common stock

The stockholders approved an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of the Company’s common stock from 250,000,000 shares to 425,000,000 shares. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
63,656,321	7,606,806	42,148	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 30, 2021

MICT, INC.

By:	/s/ Darren Mercer
Name:	Darren Mercer
Title:	Chief Executive Officer

2